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                                                                    Exhibit 10.8

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of March [ ], 2000 by and between Cendant Corporation, a Delaware corporation ( "Cendant"), and Liberty Digital, Inc., a Delaware corporation ("Liberty Digital").

                  1. INTRODUCTION. Cendant is a party to a Purchase Agreement (the "Purchase Agreement") with Liberty Digital, pursuant to which Cendant has agreed, among other things, to issue to Liberty Digital shares of a new series of Cendant common stock, par value $.01 per share (the "Move.com Stock"). This Agreement shall become effective upon the issuance of such shares to Liberty Digital pursuant to the Purchase Agreement (the date of such issuance being the "Closing Date"). Certain capitalized terms used in this Agreement are defined in
Section 3 hereof; references to Sections shall be to sections of this Agreement.

                  2. REGISTRATION UNDER SECURITIES ACT, ETC.

                  2.1 REGISTRATION ON REQUEST.

                      (a) REQUEST. Subject to Section 2.5, Liberty Digital may make up to (2) written requests that Cendant effect the registration under the Securities Act of all or part of the Registrable Securities (a "Demand Registration"). Any request for a Demand Registration will specify the aggregate number of Registrable Securities proposed to be sold and the intended method of disposition thereof. Cendant will, subject to the terms of this Agreement, use reasonable efforts to effect such registration under the Securities Act of:

                          (i) the Registrable Securities which Cendant has been so requested to register by Liberty Digital for disposition in accordance with the intended method of disposition stated in such request; and

                          (ii) all securities which Cendant may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.1,

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional securities



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referred to in clause (ii) above, if any, so to be registered, PROVIDED that
Cendant shall not be required to effect any registration of Registrable Securities pursuant to this Section 2.1 unless the aggregate value of the Registrable Securities requested to be registered by Liberty Digital is equal to or greater than $10 million.

                      (b) REGISTRATION STATEMENT FORM. Registrations under
Section 2.1(a) shall be on such appropriate registration form of the Commission
(i) as shall be selected by Cendant and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration.

                      (c) EXPENSES. Cendant shall pay any Registration Expenses (excluding underwriting discounts and commissions, the fees of Liberty Digital's counsel and transfer taxes, if any) in connection with each registration requested under Section 2.1(a). Underwriting discounts and commissions and transfer taxes (if any) in connection with each such registration shall be allocated PRO RATA among all persons on whose behalf securities of Cendant are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

                      (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Section 2.1(a) shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective, PROVIDED that a registration which does not become effective after Cendant has filed a registration statement with respect thereto solely by reason of the refusal to proceed of Liberty Digital (other than a refusal to proceed based upon the advice of counsel to Liberty Digital relating to a matter with respect to Cendant, in which case the registration shall be deemed not to have been effected) shall be deemed to have been effected by Cendant at the request of Liberty Digital, (ii) if, after it has become effective, such registration becomes subject to, for longer than 60 days, any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason which would prevent the effectiveness of the registration statement or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of an act or omission by Liberty Digital.

                      (e) SELECTION OF UNDERWRITERS. If a registration pursuant to Section 2.1(a) involves an underwritten offering, the underwriter or underwriters thereof shall be selected by Cendant, provided that if Liberty Digital reasonably objects to the qualifications of such underwriter or underwriters, Cendant shall select one or more underwriters other than the underwriter or underwriters to which objection was so made.




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                      (f) PRIORITY IN REQUESTED REGISTRATIONS. If a registration pursuant to Section 2.1(a) involves an underwritten offering, and the managing underwriter shall advise Cendant in writing (with a copy to Liberty Digital) that, in its opinion, the number of securities requested to be included in such registration (including securities of Cendant which are not Registrable Securities) exceeds the number which can be sold in such offering, Cendant will include in such registration, to the extent of the number which Cendant is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by Liberty Digital and (ii) second, securities Cendant proposes to sell. If any shares requested to be included in such registration by Liberty Digital are excluded from registration, then Liberty Digital shall have the right to withdraw all, or any part, of its shares from such registration and if all shares are withdrawn in full such Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration.

                  2.2 INCIDENTAL REGISTRATION. Subject to Section 2.5, if Cendant at any time after the Closing Date proposes to register any shares of Move.com Stock under the Securities Act (other than on Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to Liberty Digital of its intention to do so and of Liberty Digital's rights under this Section 2.2; PROVIDED that Cendant will not give such notice and will have no obligation to effect any registration of any Registrable Securities under this Section 2.2 if the proposed registration is pursuant to an agreement in effect on the date hereof which prohibits other holders of shares of Move.com Stock from participating in such registration. Upon the written request of Liberty Digital made within 10 business days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Liberty Digital and the intended method of disposition thereof, provided that if the shares to be registered by Cendant are to be distributed through one or more underwriters as provided in Section 2.4 Liberty Digital must agree to distribute such Registrable Securities by or through such underwriter or underwriters), Cendant will, subject to the terms of this Agreement, use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which Cendant has been so requested to register by Liberty Digital, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the shares of Move.com Stock which Cendant proposes to register (whether or not for sale for its own account); PROVIDED, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Cendant shall determine for any reason either not




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to register or to delay registration of such securities, Cendant may, at its election, give written notice of such determination to Liberty Digital and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of Liberty Digital to request that such registration be effected as a Demand Registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this
Section 2.2 shall relieve Cendant of its obligation to effect any Demand Registration, nor shall any such registration hereunder be deemed to be a Demand Registration. Cendant will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                  2.3 REGISTRATION PROCEDURES. If and whenever Cendant is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, Cendant shall:

                          (i) prepare and file (in the case of a Demand Registration, such filing to be made within 60 days after the initial request of Liberty Digital with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become and remain effective, PROVIDED, HOWEVER, that Cendant may postpone the filing or effectiveness of any registration statement otherwise required to be filed by Cendant pursuant to this Agreement or suspend the use of any registration statement for a period of time, not to exceed 180 days in any 12-month period, if Cendant determines that the filing or continued use of such registration statement would require Cendant to disclose a material financing, acquisition or other corporate development of Cendant or any of its subsidiaries and Cendant shall have determined that such disclosure is not in the best interests of Cendant (any such determination to be made by resolution of the Board of Directors of Cendant) PROVIDED, FURTHER, that Cendant may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                          (ii) subject to Section 2.1(d), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep




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         such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (A) such time as all of such securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or (B) the expiration of 90 days after such registration statement becomes effective;

                          (iii) furnish to Liberty Digital such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Liberty Digital may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                          (iv) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as Liberty Digital shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to consummate the disposition in such jurisdictions of the Registrable Securities, except that Cendant shall not for any such purpose be required to qualify generally to do business as a foreign corporation or dealer in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction or to consent to general service of process in any such jurisdiction;

                          (v) furnish to each underwriter, if an underwritten offering, customary "cold comfort" letters from its independent auditors, legal opinions from counsel to Cendant on customary matters, and such other certificates or other instruments reasonably requested by such underwriters;

                          (vi) notify Liberty Digital and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:




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                                   (A) when the registration statement, the
                  prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                   (B) of any request by the Commission for
                  amendments or supplements to the registration statement or the prospectus or for additional information;

                                   (C) of the issuance by the Commission of any
                  stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                                   (D) if at any time the representations and
                  warranties of Cendant made as contemplated by Section 2.4 below cease to be true and correct; and

                                   (E) of the receipt by Cendant of any
                  notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                          (vii) notify Liberty Digital, at any time when a prospectus relating to a registration statement is required to be delivered under the Securities Act, upon Cendant's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and as soon as practicable prepare and furnish to Liberty Digital and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;




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                          (viii) use its reasonable efforts to obtain the
         withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                          (ix) cause the Registrable Securities included in any registration statement to be (A) listed on each securities exchange, if any, on which the same securities issued by Cendant are then listed, or
         (B) authorized to be quoted and/or listed (to the extent) applicable on the NASDAQ National Market if the Registrable Securities so qualify;

                          (x) cooperate with Liberty Digital and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                          (xi) during the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange act; and

                          (xii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with Cendant's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder.

Cendant may require Liberty Digital to furnish Cendant such information regarding the sellers and the distribution of the Registrable Securities as Cendant may from time to time reasonably request in writing.

                  Cendant will not file any registration statement under Section
2.1 or amendment thereto or any prospectus or any supplement thereto (excluding documents incorporated by reference which constitute required reports under the Exchange Act) to which Liberty Digital shall reasonably object, PROVIDED that Cendant may file such document in a form required by law or upon the advice of its counsel.

                  At least two days prior to any disposition of Registrable Securities by Liberty Digital, Liberty Digital will orally advise Cendant of the dates on which such disposition is expected to commence and terminate, the number of Registrable Securities




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expected to be sold, the method of disposition and such other information as
Cendant may reasonably request in order to supplement the prospectus contained in any registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advice, Cendant will, if necessary, (i) prepare a supplement to such prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (ii) if necessary, qualify the Registrable Securities to be sold under the securities or blue sky laws of such jurisdictions in the United States as Liberty Digital shall reasonably request (subject to the proviso of Section 2.3(iv)).

                  Liberty Digital agrees by acquisition of the Registrable Securities that, upon receipt of any notice from Cendant of the occurrence of any event of the kind described in subdivisions (vi) or (vii) of this Section 2.3, Liberty Digital will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Liberty Digital's receipt of the copies of the supplemented or amended prospectus contemplated by subdivisions (vi) or (vii) of this Section
2.3 and, if so directed by Cendant, will deliver to Cendant (at Cendant's reasonable expense) all copies, other than permanent file copies, then in Liberty Digital's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  Liberty Digital shall, at any time it is engaged in the distribution of Registrable Securities comply with all applicable laws, including Regulation M promulgated under the Exchange Act and (i) will not engage in any stabilization activity in connection with the securities Cendant in contravention of such rules, (ii) will distribute the Registrable Securities solely in the manner described in any applicable registration statement and
(iii) will not bid for or purchase any securities of Cendant or attempt to induce any person to purchase any securities of Cendant other than as permitted under the Exchange Act.

                  2.4 UNDERWRITTEN OFFERINGS.

                      (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering pursuant to a Demand Registration, Cendant will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to Cendant and Liberty Digital, and to contain such representations and warranties by Cendant and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities substantially the same as those provided in Section 2.6. Liberty Digital will cooperate with Cendant in the negotiation of the underwriting agreement




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and will give consideration to the reasonable suggestions of Cendant regarding the form thereof. Liberty Digital shall be a party to such underwriting agreement.

                      (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If Cendant at any time proposes to register any shares of Move.com Stock under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, Cendant will, if requested by Liberty Digital as provided in Section 2.2 and subject to the provisions of Section 2.3, use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by Liberty Digital among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform Liberty Digital and the holders of any other securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under
Section 2.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities by the underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then Cendant may, upon written notice to Liberty Digital and all holders of such other securities so requested to be included, exclude PRO RATA from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by Liberty Digital and by the holders of such other securities so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. Liberty Digital shall be a party to the underwriting agreement between Cendant and such underwriters. If as a result of the provisions of this Section 2.4(b) Liberty Digital shall not be entitled to include all Registrable Securities in a registration that it has requested to be so included, Liberty Digital may withdraw its request to include Registrable Securities in such registration statement prior to its effectiveness provided such withdrawal is made within 1 business day of Liberty Digital's receipt of notice of such event.

                      (c) HOLDBACK AGREEMENT. Liberty Digital agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of, make any sale or distribution pursuant to Rule 144 (or any




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successor provision) under the Securities Act of or otherwise dispose of any shares of Move.com Stock, during the period of not more than 180 days after any underwritten registration of Move.com Stock pursuant to Section 2.1 or 2.2 has become effective, except as part of such underwritten registration, whether or not Liberty Digital participates in such registration. Liberty Digital agrees that Cendant may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 2.4(c), provided that in connection with such underwritten registration (i) each executive officer and director of Cendant and (ii) each holder of 1% or more of any class of capital stock of Cendant (who, in the case of (ii) above, is entitled to similar registration rights granted by Cendant) are subject to restrictions substantially equivalent to those imposed on Liberty Digital.

                      (d) PARTICIPATION IN UNDERWRITTEN OFFERINGS. Liberty Digital agrees that it will complete and execute all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) reasonably required and on reasonably acceptable terms under the terms of any underwriting arrangements.

                  2.5 RESTRICTIONS ON RESALE.

                      (a) Notwithstanding anything in this agreement, until the first anniversary of the Closing Date, Liberty Digital will not sell, transfer or otherwise dispose of any Registrable Securities. Following the first anniversary of the Closing Date and until the second anniversary of the Closing Date, Liberty Digital will not sell, transfer or otherwise dispose of more than one-half of the Registrable Securities and will not make a request for more than one Demand Registration. Following the second anniversary of the Closing Date, Liberty Digital may sell, transfer or otherwise dispose of any or all of the Registrable Securities. Notwithstanding the foregoing, Liberty Digital may subject Registrable Securities to liens, pledges or other security interests in connection with a bona fide financing so long as the pledgee or secured party executes an instrument reasonably acceptable to Cendant agreeing to be bound by the restrictions on transfer set forth herein.

                      (b) In no event will Liberty Digital have any rights under Sections 2.1 or 2.2 of this agreement until after the closing of an initial public offering of the Move.com Stock.

                  2.6 INDEMNIFICATION.

                      (a) INDEMNIFICATION BY CENDANT. In the event of any registration of any securities of Cendant under the Securities Act, Cendant will, and




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hereby agrees to, indemnify and hold harmless Liberty Digital, its directors and officers, and each other Person, if any, who controls Liberty Digital within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Liberty Digital or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or (y) alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Cendant will reimburse Liberty Digital and each such director, officer, and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that Cendant shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Cendant through an instrument duly executed by Liberty Digital specifically stating that it is for use in the preparation thereof, PROVIDED, FURTHER, that Cendant shall not be liable to Liberty Digital in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of Liberty Digital's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus; and PROVIDED, FURTHER, that Cendant shall not be liable to Liberty Digital in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based (i) upon the use of any preliminary final or summary prospectus by or on behalf of Liberty Digital after Cendant has notified Liberty Digital, in accordance with Section 2.3(vii), that such prospectus contains an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the use of any final prospectus, as amended or supplemented, by or on behalf of Liberty Digital after such time as the obligation of Cendant to keep the related registration statement effective has expired or (iii) any violation of any federal or state




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securities laws, rules or regulations committed by Liberty Digital (other than any violation that arises out of or is based upon the circumstances described in clause (x) or (y) above and as to which Liberty Digital would otherwise be entitled to indemnification hereunder). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Liberty Digital or any such director, officer, or controlling Person and shall survive the transfer of such securities by Liberty Digital.

                      (b) INDEMNIFICATION BY LIBERTY DIGITAL. Cendant may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that Cendant shall have received an undertaking satisfactory to it from Liberty Digital, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) Cendant, each director of Cendant, each officer of Cendant and each other Person, if any, who controls Cendant within the meaning of the Securities Act, with respect to (i) any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Cendant through an instrument duly executed by Liberty Digital specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, (ii) the use of any prospectus by or on behalf of Liberty Digital after Cendant has notified Liberty Digital that such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the failure to send or deliver to a Person to whom Liberty Digital sells Registrable Securities at or prior to the written confirmation of sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if Cendant has previously furnished copies thereof to Liberty Digital or its representatives, or (iv) any violation by Liberty Digital of any federal or state securities law or rule or regulation thereunder (other than any violation that arises out of or is based upon circumstances described in clause (x) or (y) of Section 2.6(a) above and as to which Liberty Digital is entitled to indemnification thereunder). Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Cendant or any such director, officer or controlling person and shall survive the transfer of such securities by Liberty Digital. Notwithstanding the foregoing, the indemnity obligation of Liberty Digital pursuant to this Section 2.6(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by Liberty Digital for the sale of shares by Liberty Digital in a registration hereunder.




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

                      (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, enclosing a copy of all papers served, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, and a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                      (d) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                      (e) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Cendant on the one hand and Liberty Digital on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Cendant on the one hand and of Liberty Digital on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Cendant on the one hand and Liberty Digital on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by Cendant from the initial sale of the Registrable Securities by Cendant bear to the gain, if any, realized by Liberty Digital. The relative fault of Cendant on the one hand and of Liberty Digital on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Cendant or by Liberty Digital and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision
(a) of this Section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (e) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 2.6 had been available under the circumstances.

                  Cendant and Liberty Digital agree that it would not be just and equitable if contribution pursuant to this subdivision (e) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (e), Liberty Digital shall not be required to contribute any amount in excess of the amount by which the total proceeds (before deducting underwriting discounts and commissions and expenses) received by Liberty Digital from the sale of Registrable Securities exceeds the amount of any damages that Liberty Digital has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                      COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                      MOVE.COM STOCK: As defined in Section 1.

                      CENDANT: As defined in the introductory paragraph of this Agreement.

                      DEMAND REGISTRATION: A registration under the Securities Act requested in accordance with Section 2.1.

                      EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular Section of the Securities Exchange Act of 1934 shall include a reference to the comparable Section, if any, of any such similar Federal statute.

                      PERSON: A corporation, an association, a partnership, a limited liability company, an organization, business, an individual, a governmental or political subdivision thereof, a governmental agency or any other entity.

                      REGISTRABLE SECURITIES: any shares of Move.com Stock issued to Liberty Digital pursuant to the Purchase Agreement and any securities issued or issuable with respect to any Move.com Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when
                      (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Cendant and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they become eligible for resale pursuant to Rule 144(k) (or any successor provision) under the Securities Act or (e) they shall have ceased to be outstanding.

                      REGISTRATION EXPENSES: All expenses incident to Cendant's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Cendant and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding (i) brokerage commissions, underwriting discounts and commissions and transfer taxes, if any; (ii) fees and disbursements of counsel or of any experts retained by Liberty Digital in connection with the registration of any Registrable Securities or the distribution of such shares; or (iii) any other out-of-pocket expenses of Liberty Digital.

                      SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular Section of the Securities Act of 1933 shall include a reference to the comparable Section, if any, of any such similar federal statute.

                  4. AMENDMENTS AND WAIVERS. This Agreement may be amended and Cendant may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Cendant shall have obtained the written consent to such amendment, action or omission to act, of Liberty Digital.

                  5. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any party hereto shall be in writing and shall be given and addressed to such party in the manner set forth in the Purchase Agreement or at such other address as such party shall have furnished to the other party in writing. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above.

                  6. ASSIGNMENT. Except as set forth herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that the provisions of this Agreement which are for the benefit of Liberty Digital shall also be for the benefit of and enforceable by any wholly owned direct or indirect subsidiary of Liberty Digital to which Liberty Digital transfers any of its Registrable Securities pursuant to the Purchase Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Liberty Digital shall be entitled to assign all or any part of its rights under this agreement to any Person to whom Liberty Digital sells, transfers, assigns or pledges such Registrable Securities without the prior written consent of Cendant; provided, that in the event of any such assignment, Liberty Digital shall be appointed as representative of any such assignees for the purpose of exercising the registration rights provided herein and Cendant shall not be required to give any Person, other than Liberty Digital, any notice pursuant to this Agreement or be obligated to take instruction from any Person other than Liberty Digital.

                  7. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  8. GOVERNING LAW. This agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New York, without giving effect to any choice of law provision or rule thereof.

                  9. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between Cendant and Liberty Digital relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  11. SUBMISSION TO JURISDICTION. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America in each case located in the County of New York for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts) and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 5 (or to such other address for notice that such party has given the other party written notice of in accordance with Section 5) shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or of the United States of America in each case located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

                  12. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                    CENDANT CORPORATION


                                    By: /s/ Samuel L. Katz
                                       ---------------------------
                                       Name:
                                       Title:


                                    LIBERTY DIGITAL, INC.


                                    By: /s/ Lee Masters
                                       ---------------------------
                                       Name:  Lee Masters
                                       Title: President